UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2020
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2020, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Dwight M. Davidsen and Antoinette C. Lazarus had been re-elected and Thomas J. Curry had been elected to the Board, each for a four-year term commencing on January 1, 2021 (the “Director Elections”). Also on October 30, 2020, the Board approved the 2021 Director Compensation Policy, which, along with the Director Elections, the Bank reported via Form 8-K filed with the Securities and Exchange Commission on October 30, 2020 (the “Original Form 8-K”). At that time, the 2021 Board committee assignments (the “Committee Assignments”) had not been made. On January 13, 2021, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are set out below.

EXECUTIVE COMMITTEE

Chair: Martin J. Geitz
Vice Chair: Donna L. Boulanger
Joan Carty
Eric Chatman
Cornelius K. Hurley
John W. McGeorge
Emil J. Ragones
Michael R. Tuttle
John C. Witherspoon

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Antoinette C. Lazarus
Joan Carty
Eric Chatman
Edward F. Manzi, Jr.
Richard E. Wyman, Jr.

FINANCE COMMITTEE

Chair: Michael R. Tuttle
Vice Chair: Cornelius K. Hurley
Patrick E. Clancy
Edward F. Manzi, Jr.
Emil J. Ragones
John C. Witherspoon
Richard E. Wyman, Jr.

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: John C. Witherspoon
Vice Chair: Antoinette C. Lazarus
Eric Chatman
Thomas J. Curry

John W. McGeorge

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Thomas J. Curry
Dwight M. Davidsen
Edward F. Manzi, Jr.
John C. Witherspoon

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: John W. McGeorge
Vice Chair: Michael R. Tuttle
Joan Carty
Thomas J. Curry
Dwight M. Davidsen
Antoinette C. Lazarus
Richard E. Wyman, Jr.

RISK COMMITTEE

Chair: Eric Chatman
Vice Chair: Dwight M. Davidsen
Donna L. Boulanger
Cornelius K. Hurley
Emil J. Ragones

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Donna L. Boulanger
Patrick E. Clancy

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 14, 2021	Federal Home Loan Bank of Boston
By:/s/ Brian G. Donahue
Brian G. Donahue
Senior Vice President, Controller and Chief Accounting Officer